    As filed with the Securities and Exchange Commission on February 7, 2001

                                               Registration No. 333-
                                                                    ------------
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8

                             REGISTRATION STATEMENT

                        Under the Securities Act of 1933

                                PERCEPTRON, INC.
             (Exact name of registrant as specified in its charter)

            Michigan                                     38-2381442
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)

                  47827 Halyard Drive, Plymouth, Michigan 48170
                                 (734) 414-6100
               (Address, including zip code, and telephone number,
        including area code, of registrant's Principal Executive Office)

                                Perceptron, Inc.
                    1998 Global Team Member Stock Option Plan
                            (Full Title of the Plan)

           John J. Garber, Vice President and Chief Financial Officer
                                Perceptron, Inc.
                  47827 Halyard Drive, Plymouth, Michigan 48170
                                 (734) 414-6100
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                        Copies of all communications to:

                                THOMAS S. VAUGHN
                               Dykema Gossett PLLC
                             400 Renaissance Center
                          Detroit, Michigan 48243-1668
                                 (313) 568-6524

                         CALCULATION OF REGISTRATION FEE


-------------------------------------------------------------------------------------------------------------------
       Title of                                         Proposed                Proposed                 Amount of
     Securities to            Amount to be          Maximum Offering             Maximum               Registration
     be Registered             Registered           Price Per Share*            Aggregate                   Fee
                                                                            Offering Price**
-------------------------------------------------------------------------------------------------------------------
     Common Stock           255,000 shares**              $1.50                 $382,500                  $95.63
    $.01 par value

* Estimated solely for the purpose of calculating the registration fee, based on the average of the high and low sale prices on the Nasdaq Stock Market on February 1, 2001, in accordance with Rule 457(h).

** The number of shares may be adjusted to prevent dilution from stock splits, stock dividends and similar transactions. This Registration Statement shall cover any such additional shares in accordance with Rule 416(a).

================================================================================

Item 3. INCORPORATION OF DOCUMENTS BY REFERENCE

         The following documents filed by Perceptron, Inc. (the "Company") with the Securities and Exchange Commission ("SEC") are incorporated herein by reference:

                  The contents of Registration Statement on Form S-8, file No. 333-65007, filed on September 30, 1998, registering 300,000 shares of Common Stock of the Company, par value $.01 per share, to be issued pursuant to the Company's 1998 Global Team Member Stock Option Plan and the contents of Registration Statement on Form S-8, file No. 333-92647, filed on December 13, 1999, registering 400,000 shares of Common Stock of the Company, par value $.01 per share, to be issued pursuant to the Company's 1998 Global Team Member Stock Option Plan.

Item 8. EXHIBITS

         The following exhibits are filed with this registration statement:

         3                 Restated Articles of Incorporation and Bylaws.

         3.1 Restated Articles of Incorporation, as amended to date, are incorporated herein by reference to Exhibit
                           3.1 of the Company's Report on Form 10-Q for the Quarter Ended March 31, 1998.

         3.2               Amended and Restated Bylaws, as amended to date.

         4                 Instruments Defining the Rights of Securities
                           Holders.

         4.1 Articles IV, V and VI of the Company's Restated Articles of Incorporation are incorporated herein by reference to Exhibit 3.1 to the Company's Report on Form 10-Q for the Quarter Ended March 31, 1998.

         4.2 Articles I, II, III, VI, VII, X and XI of the Company's Bylaws are incorporated herein by reference to Exhibit 19 to the Company's Report on Form 10-Q for the Quarter Ended September 30, 1992.

         4.3 Credit Agreement, dated May 28, 1999, between Perceptron, Inc. and Bank One, Michigan and First Amendment to Credit Agreement, dated August 24, 1999, are incorporated herein by reference to Exhibit 4.3 of the Company's Report on Form 10-K for the Transition Year Ended June 30, 1999.

                           Other instruments, notes or extracts from agreements defining the rights of holders of long-term debt of the Company or its subsidiaries have not been filed because (i) in each case the total amount of long-term debt permitted thereunder does not exceed 10% of the Company's consolidated assets, and (ii) the Company hereby agrees that it will furnish such instruments, notes and extracts to the Securities and Exchange Commission upon its request.

         4.4 Form of certificate representing Rights (included as Exhibit B to the Rights Agreement filed as Exhibit 4.5) is incorporated herein by reference to Exhibit 2 to the Company's Report on Form 8-K filed March 24, 1998. Pursuant to the Rights Agreement, Rights Certificates will not be mailed until after the earlier of (i) the tenth business day after the Shares Acquisition Date (or, if the tenth day after the Shares Acquisition Date occurs before the Record Date, the close of business on the Record Date) (or, if such Shares Acquisition Date results from the consummation of a Permitted Offer, such later date as may be determined before the Distribution Date, by action of the Board of Directors, with the concurrence of a majority of the Continuing Directors), or (ii) the tenth business day (or such later date as may be determined by the Board of Directors, with the concurrence of a majority of the Continuing Directors, prior to such time as any person becomes an Acquiring Person) after the date of the commencement of, or first public announcement of the intent to commence, a tender or exchange offer by any person or group of affiliated or associated persons (other than the Company or certain entities affiliated with or associated with the Company), other than a tender or exchange offer that is determined before the Distribution Date to be a Permitted Offer, if, upon consummation thereof, such person or group of affiliated or associated persons would be the beneficial owner of 15% or more of such outstanding shares of Common Stock.

         4.5 Rights Agreement, dated as of March 24, 1998, between Perceptron, Inc. and American Stock Transfer & Trust Company, as Rights Agent, is incorporated herein by reference to Exhibit 2 to the Company's Report on Form 8-K filed March 24, 1998.

         4.6 Second Amendment to Credit Agreement dated May 28, 1999, between Perceptron, Inc. and Bank One, Michigan, dated June 30, 2000, is incorporated herein by reference to Exhibit 4.6 of the Company's Report on Form 10-K for the Fiscal Year Ended June 30, 2000.

         5 Opinion of Dykema Gossett PLLC with respect to the legality of the Common Stock to be registered hereunder.

         23.1              Consent of PricewaterhouseCoopers LLP.

         23.2              Consent of Dykema Gossett PLLC (contained in Exhibit
                           5).

         24.1              Power of Attorney of Alfred A. Pease.

         24.2              Power of Attorney of David J. Beattie.

         24.3              Power of Attorney of Kenneth R. Dabrowski.

         24.4              Power of Attorney of Philip J. DeCocco.

         24.5              Power of Attorney of W. Richard Marz.

         24.6              Power of Attorney of Terryll R. Smith.

         99.1 Perceptron, Inc. 1998 Global Team Member Stock Option Plan is incorporated herein by reference to Exhibit
                           10.20 of the Company's Annual Report on Form 10-K for the Year Ended December 31, 1997.

         99.2 Form of Non-Qualified Stock Option Agreements under such Plan is incorporated herein by reference to
                           Exhibit 10.20 of the Company's Annual Report on Form 10-K for the Year Ended December 31, 1997.

         99.3 First Amendment to the 1998 Global Team Member Stock Option Plan is incorporated herein by reference to
                           Exhibit 10.28 of the Company's Report on Form 10-K for the Transition Period Ended June 30, 1999.

         99.4 Second Amendment to the 1998 Global Team Member Stock Option Plan is incorporated herein by reference to
                           Exhibit 10.29 of the Company's Report on Form 10-K for the Transition Period Ended June 30, 1999.

         99.5 Form of Non-Qualified Stock Option Agreements under 1998 Global Team Member Stock Option Plan after September 1, 1999 is incorporated by reference to
                           Exhibit 10.31 of the Company's Report on Form 10-Q for the Quarter Ended September 30, 1999.

         99.6              Third Amendment to the 1998 Global Team Member Stock
                           Option Plan.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Plymouth, State of Michigan on December 22, 2000.


                                    PERCEPTRON, INC.

                                    By:   /s/ A. A. Pease
                                         ---------------------------------------
                                           Alfred A. Pease
                                    Its:   President and Chief Executive Officer


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the indicated capacities as of December 22, 2000.

         Signature                                                                          Title
         ---------                                                                          -----
/s/ A. A. Pease                                                     President, Chief Executive Officer, Chairman of
--------------------------------------------------------            the Board and Director (Principal Executive
Alfred A. Pease                                                     Officer)



/s/ John J. Garber                                                  Vice President and Chief Financial Officer
--------------------------------------------------------            (Principal Financial Officer)
John J. Garber


/s/ Sylvia M. Smith                                                 Controller (Principal Accounting Officer)
--------------------------------------------------------
Sylvia M. Smith

                              *                                     Director
--------------------------------------------------------
David J. Beattie

                              *                                     Director
--------------------------------------------------------
Kenneth R. Dabrowski

                              *                                     Director
--------------------------------------------------------
Philip J. DeCocco


                              *                                     Director
--------------------------------------------------------
W. Richard Marz

                                                                    Director
--------------------------------------------------------
Robert S. Oswald


                             *                                      Director
--------------------------------------------------------
Terryll R. Smith


*By:    /s/ Thomas S. Vaughn
     -------------------------------------------
     Thomas S. Vaughn
     Attorney-in-Fact

                                INDEX TO EXHIBITS

         Number            Description

         3                 Restated Articles of Incorporation and Bylaws.

         3.1 Restated Articles of Incorporation, as amended to date, are incorporated herein by reference to Exhibit
                           3.1 of the Company's Report on Form 10-Q for the Quarter Ended March 31, 1998.

         3.2               Amended and Restated Bylaws, as amended to date.

         4                 Instruments Defining the Rights of Securities
                           Holders.

         4.1 Articles IV, V and VI of the Company's Restated Articles of Incorporation are incorporated herein by reference to Exhibit 3.1 to the Company's Report on Form 10-Q for the Quarter Ended March 31, 1998.

         4.2 Articles I, II, III, VI, VII, X and XI of the Company's Bylaws are incorporated herein by reference to Exhibit 19 to the Company's Report on Form 10-Q for the Quarter Ended September 30, 1992.

         4.3 Credit Agreement, dated May 28, 1999, between Perceptron, Inc. and Bank One, Michigan and First Amendment to Credit Agreement, dated August 24, 1999, are incorporated herein by reference to Exhibit 4.3 of the Company's Report on Form 10-K for the Transition Year Ended June 30, 1999.

                           Other instruments, notes or extracts from agreements defining the rights of holders of long-term debt of the Company or its subsidiaries have not been filed because (i) in each case the total amount of long-term debt permitted thereunder does not exceed 10% of the Company's consolidated assets, and (ii) the Company hereby agrees that it will furnish such instruments, notes and extracts to the Securities and Exchange Commission upon its request.

         4.4 Form of certificate representing Rights (included as Exhibit B to the Rights Agreement filed as Exhibit 4.5) is incorporated herein by reference to Exhibit 2 to the Company's Report on Form 8-K filed March 24, 1998. Pursuant to the Rights Agreement, Rights Certificates will not be mailed until after the earlier of (i) the tenth business day after the Shares Acquisition Date (or, if the tenth day after the Shares Acquisition Date occurs before the Record Date, the close of business on the Record Date) (or, if such Shares Acquisition Date results from the consummation of a Permitted Offer, such later date as may be determined before the Distribution Date, by action of the Board of Directors, with the concurrence of a majority of the Continuing Directors), or (ii) the tenth business day (or such later date as may be determined by the Board of Directors, with the concurrence of a majority of the Continuing Directors, prior to such time as any person becomes an Acquiring Person) after the date of the commencement of, or first public announcement of the intent to commence, a tender or exchange offer by any person or group of affiliated or associated persons (other than the Company or certain entities affiliated with or associated with the Company), other than a tender or exchange offer that is determined before the Distribution Date to be a Permitted Offer, if, upon consummation thereof, such person or group of affiliated or associated persons would be the beneficial owner of 15% or more of such outstanding shares of Common Stock.

         4.5 Rights Agreement, dated as of March 24, 1998, between Perceptron, Inc. and American Stock Transfer & Trust Company, as Rights Agent, is incorporated herein by reference to Exhibit 2 of the Company's Report on Form 8-K filed March 24, 1998.

         4.6 Second Amendment to Credit Agreement dated May 28, 1999, between Perceptron, Inc. and Bank One, Michigan, dated June 30, 2000, is incorporated herein by reference to Exhibit 4.6 of the Company's Report on Form 10-K for the Fiscal Year Ended June 30, 2000.

         5 Opinion of Dykema Gossett PLLC with respect to the legality of the Common Stock to be registered hereunder (including consent).

         23.1              Consent of PricewaterhouseCoopers LLP.

         24.1              Power of Attorney of Alfred A. Pease.

         24.2              Power of Attorney of David J. Beattie.

         24.3              Power of Attorney of Kenneth R. Dabrowski.

         24.4              Power of Attorney of Philip J. DeCocco.

         24.5              Power of Attorney of W. Richard Marz.

         24.6              Power of Attorney of Terryll R. Smith

         99.1 Perceptron, Inc. 1998 Global Team Member Stock Option Plan as incorporated herein by reference to Exhibit
                           10.20 to the Company's Annual Report on Form 10-K for the Year Ended December 31, 1997.

         99.2 Form of Non-Qualified Stock Option Agreement under such Plan is incorporated herein by reference to
                           Exhibit 10.20 to the Company's Annual Report on Form 10-K for the Year Ended December 31, 1997.

         99.3 First Amendment to the 1998 Global Team Member Stock Option Plan is incorporated herein by reference to
                           Exhibit 10.28 of the Company's Report on Form 10-K for the Transition Period Ended June 30, 1999.

         99.4 Second Amendment to the 1998 Global Team Member Stock Option Plan is incorporated herein by reference to
                           Exhibit 10.29 of the Company's Report on Form 10-K for the Transition Period Ended June 30, 1999.

         99.5 Form of Non-Qualified Stock Option Agreements under 1998 Global Team Member Stock Option Plan after September 1, 1999 is incorporated by reference to
                           Exhibit 10.31 of the Company's Report on Form 10-Q for the Quarter Ended September 30, 1999.

         99.6              Third Amendment to the 1998 Global Team Member Stock
                           Option Plan.